ENDEAVOR SERIES TRUST (the \TRUST)
	Supplement dated November 5, 1997 to
Prospectuses dated May 1,1997 and August 7, 1997


	This information replaces the last full paragraph on page
48 and the paragraph which carries over to page 49.

	On November 4, 1997, PIMCO Advisors L.P. (PIMCO Advisors), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary OpCap, the Adviser to the Value Equity Portfolio and the Opportunity Value Portfolio (each, a "Portfolio"), series of the Trust. New Advisory Agreements (on identical terms as the previous Advisory Agreements) between the Trust, on behalf of each Portfolio, and OpCap became effective on November 5, 1997. The new Advisory Agreements were approved by the shareholders of each Portfolio at a Special Meeting of Shareholders held on June 18, 1997.

	Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in OpCap. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on the NYSE owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.